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                                                                    EXHIBIT 99.2


        YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN AND DATE THIS PROXY FORM AND RETURN THE FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 PACIFIC GREYSTONE CORPORATION
                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD              , 1997

        The person(s) signing this proxy form (the "undersigned") hereby
        appoint(s) [           ], Proxies, with full power of substitution, to
        represent and to vote all Common Stock of Pacific Greystone Corporation ("Greystone") owned by the undersigned at the Special Meeting of Stockholders to be held in Los Angeles, California on , 1997, including any adjournment thereof. When properly executed, this proxy will be voted in accordance with the directions indicated herein by the undersigned, or if no direction is made, will be voted for the Merger Proposal listed below. For shares allocated to a participant's account pursuant to any employee stock plan of Greystone, this proxy will constitute an instruction to the plan trustee as to how such shares are to be voted. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        The Board of Directors recommends a vote for the Merger Proposal.

                                 PACIFIC GREYSTONE CORPORATION
           PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

Approval of the         For             Against         Abstain
Merger Proposal,        [ ]               [ ]             [ ]
merging Lennar
Corporation with
Greystone

Sign here exactly as name(s) appear on the card:

Date:
     ----------------------------

     (x)
     ----------------------------

     (x)
     ----------------------------

        The signer(s) hereby revoke(s) all proxies previously given by the signer(s) to vote at the meeting or any adjournments thereof and acknowledge(s) receipt of the Notice of special Meeting and the Joint Proxy Statement/Prospectus. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate full title or capacity in which you are signing.